Exhibit 99.4

VANWELL ELECTRONICS CO. INC.

FINANCIAL REPORT

June 30, 2007

VANWELL ELECTRONICS CO., INC.

Financial Report

Table of Contents

Accountant’s Audit Report	3
Balance Sheet — as at June 30, 2007	4
Income and Expense Statement — for the six months ended June 30, 2007.	5
Statement of Retained Earnings for the six months ended June 30, 2007.	6
Statement of Cash Flows for the six months ended June 30, 2007.	7
Notes to the Financial Statements	8

FREDERICK A RUCCI

CERTIFIED PUBLIC ACCOUNTANT

1108 MCBRIDE AVENUE WEST PATERSON, NJ 07424-2511 TEL: 973-812-9025 FAX: 973-812-9030	228 HIGHWAY 34 MATAWAN, NJ 07747 TEL: 732-335-4800

August 30, 2007

Board of Directors

Vanwell Electronics Co. Inc.

195 Allwood Road

Clifton, NJ

I have audited the accompanying balance sheet of Vanwell Electronics Co. Inc. as of June 30, 2007 and the related statements of income, retained earnings and cash flows for the six months then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vanwell Electronics Co. Inc. as of June 30, 2007, and the results of its operations and its cash flows for the six months then ended in conformity with generally accepted accounting principles.

Respectfully submitted,

Frederick A. Rucci CPA

VANWELL ELECTRONICS INC.

BALANCE SHEET

AS AT JUNE 30, 2007

ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS	$500
ACCOUNTS RECEIVABLE	$424,748
ALLOWANCE FOR BAD DEBTS	$(18,800)
INVENTORY	$69,230
BID DEPOSITS	$8,350
PREPAID CORPORATE TAXES	$250
PREPAID INSURANCE	$30,530
TOTAL CURRENT ASSETS	$514,808
PROPERTY & EQUIPMENT
EQUIPMENT	$23,455
VEHICLES	$132,228
FURNITURE & FIXTURES	$26,258
LEASEHOLD IMPROVEMENTS	$14,946
ACCUMULATED DEPRECIATION	$(196,887)
TOTAL PROPERTY & EQUIPMENT	$-
TOTAL ASSETS	$514,808
LIABILITIES
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$30,657
TAXES PAYABLE- CORPORATE INCOME	$1,260
TAXES PAYABLE- PAYROLL TAXES	$4,755
SALES TAX PAYABLE	$794
ACCRUED EXPENSES	$53,372
DUE TO MEADOWLANDS ELECTRIC	$6,300
DEFERRED REVENUE	$82,797
TOTAL CURRENT LIABILITIES	$179,935
STOCKHOLDER’S EQUITY
CAPITAL STOCK	$55,000
PAID IN CAPITAL	$202,031
TREASURY STOCK	$(19,547)
RETAINED EARNINGS	$97,389
TOTAL STOCKHOLDER’S EQUITY	$334,873
TOTAL LIABILITIES & EQUITY	$514,808

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

VAN WELL ELECTRONICS INC.

STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2007

REVENUES
SALES		$771,853
COST OF SALES
INVENTORY- BEGINNING		$50,928
PURCHASES		$153,364
LESS-ENDING INVENTORY		$(69,230)
TOTAL COST OF SALES		$135,062
GROSS PROFIT		$636,791
OPERATING EXPENSES	$
ADVERTISING EXPENSE		$1,729
AUTO EXPENSE		$14,057
BANK CHARGES		$134
DUES & SUBSCRIPTIONS		$457
EMPLOYEE BUSINESS EXPENSES		$11,239
EMPLOYEE BENEFITS-MEDICAL INSURANCE		$18,521
EMPLOYEE BENEFITS-PENSION PLAN		$4,261
INSURANCE GENERAL		$18,870
PROFESSIONAL FEES		$14,428
MISCELLANEOUS EXPENSE		$1,109
OFFICE EXPENSE		$1,601
PAYROLL TAXES		$26,626
RENT EXPENSE		$15,000
LICENSE & PERMITS EXPENSE		$873
REPAIRS & MAINTENANCE EXPENSE		$252
SALARIES EXPENSE		$246,218
TELEPHONE EXPENSE		$6,411
UTILITIES EXPENSE		$3,060
DEPRECIATION EXPENSE		$717
TOTAL OPERATING EXPENSES		$385,563
OPERATING PROFIT (LOSS)		$251,228
INCOME TAX EXPENSE
NEW JERSEY CORP TAXES		$791
NEW YORK CORP TAXES		$5,036
TOTAL INCOME TAXES EXPENSE		$5,827
NET INCOME (LOSS) AFTER INCOME TAXES		$245,401

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

VANWELL ELECTRONICS INC.

STATEMENT OF RETAINED EARNINGS

FOR THE SIX MONTHS ENDED JUNE 30, 2007

RETAINED EARNING- BEG. OF PERIOD	$221,673
SHAREHOLDER DIVIDENDS	$(369,685)
NET INCOME AFTER INCOME TAXES	$245,401
RETAINED EARNINGS- END OF PERIOD	$97,389

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

VANWELL ELECTRONICS INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
NET INCOME	$245,401
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
DEPRECIATION EXPENSE	$717
CHANGES IN OPERATING ASSETS AND LIABILITIES:
(INCREASE)DECREASE IN ACCOUNTS RECEIVABLE-TRADE	$(24,894)
(INCREASE)DECREASE IN INVENTORY	$(9,427)
(INCREASE)DECREASE IN PREPAID EXP.	$(17,396)
(INCREASE)DECREASE IN BID DEPOSITS	$(7,100)
INCREASE(DECREASE) IN ACCTS PAYABLE	$(56,727)
INCREASE(DECREASE) IN ACCRUED EXPENSES PAYABLE	$53,372
INCREASE(DECREASE) IN PAYROLL/SALES TAXES PAYABLE	$2,266
INCREASE(DECREASE) IN CORP TAXES PAYABLE	$1,260
INCREASE(DECREASE) IN DUE TO MEADOWLANDS	$6,300
INCREASE(DECREASE) IN DEFERRED REVENUE	$82,797
TOTAL	$30,451
INCREASE IN NET CASH FROM OPERATING ACTIVITIES	$276,569
CASH FLOWS FROM SHAREHOLDER TRANSACTIONS
DISTRIBUTIONS TO SHAREHOLDERS	$(369,686)
TOTAL	$(369,686)
NET INCREASE (DECREASE) IN CASH	$(93,117)
CASH-BEGINNING OF YEAR	$93,617
CASH- END OF YEAR	$500

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

 VANWELL ELECTRONICS INC.

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2007

ORGANIZATION

Vanwell Electronics Inc. was organized in the State of New Jersey. The Corporation provides maintenance and security service to various commercial and industrial customers. The company is located at 195 Allwood Road, Clifton NJ 07011. The company shares the occupancy and rent of approximately 4,000 square feet for office and warehouse space with Meadowlands Fire, Security and Electrical Supply Co. Inc.,

SIGNIFICANT ACCOUNTING POLICIES

INCOME REGOGNITION

The Corporation maintains it books and tax records on the accrual basis of accounting.

CASH

The company has an account at Greater Community Bank in Clifton NJ. At June 30, 2007 the company’s cash account was $ 500.

Accounts Receivable and Bad Debts

The Company’s accounts receivable balance at June 30, 2007 was $424,748. An analysis of the balances disclosed the following accounts receivable aging at June 30, 2007:

0 to 30 days	$189,699
31 to 60 days	73,752
61-90 days	33,144
Over 90 days	128,753
Total outstanding	$424,748

During the six months ended June 30, 2007, management made periodic reviews of the accounts receivable for existing doubtful accounts. Accounts that are deemed uncollectible are charged to the allowance for doubtful accounts and written off as uncollectible. As of June 30, 2007, the existing balance of allowance for doubtful accounts was adequate and no additional charges were made.

Fixed Assets and Depreciation Expense

Fixed assets are stated at cost. Depreciation is provided using the straight line method for financial statement and income tax purposes. Estimated useful lives for the company’s fixed assets are based guidelines of the Internal Revenue Service. Depreciation expense for the six months ended June 30, 2007 was $717. As of June 30, 2007, all Fixed Assets owned by Vanwell Electronic’s Inc. were fully depreciated.

Inventory

The company acquires various fire, security and electrical parts and supplies. The company provides installation, maintenance and security system repairs for company commercial and industrial clients. The company does not manufacture any products. The company periodically takes a physical inventory of all merchandise on hand. After the inventory is taken, the inventory is priced at cost or market, whichever is lower. As obsolescence occurs, the inventory cost is marked down to reflect the decline in value. In this financial report, the inventory is stated at the lower of cost or market value on a first in, first out basis. The value of inventory at June 30, 2007 was $ 69,230. The physical inventory at June 30, 2007 was not observed by the auditor. However, other tests were made and documents were examined to determine the reasonableness of quantities on hand and the value used to price the inventory at June 30, 2007.

Accounts Payable

The company maintains a policy of paying its vendor’s invoices within the allowable discount period. The balance at June 30, 2007 was $30,657.

Accrued Expenses

The balance for Accrued Expenses at June 30, 2007 was $53,372. This balance consisted of the following liabilities at June 30, 2007:

Accrued Insurance	$28,047
Accrued Professional Fees	10,500
Accrued Salaries	14,825
Total	$53,372

Deferred Revenue

Vanwell Electronics Inc. provides monthly, quarterly, semi-annual and annual security system maintenance contracts to its commercial and industrial customers. The contract will provide required maintenance reviews of the security system, as well as necessary repairs, required by local and state laws.

In addition, Vanwell Electronics Inc. provides security system monitoring on a monthly, quarterly, semi-annual and annual basis.

As of June 30, 2007, the amount of billed maintenance contracts and security system monitoring for periods ending or covered after June 30, 2007 were as follows:

Maintenance Services	$65,480
Monitoring Services	27,184
Total	$92,664

Vanwell Electronics Inc., contracts the monitoring services with two companies that provides services to it’s customers. The amount of monitoring expense paid by Vanwell Electronics Inc. for monitoring services related to the customers for which billed revenue has been deferred and for periods after June 30, 2007 is $ 9,867.

The presentation in the balance sheet of Deferred Revenue as at June 30, 2007 is as follows:

Deferred Revenue - above	$92,664
Less: Related Contract Expenses	(9,867)
Deferred Revenue Net	$82,797

Rent

During the six months ended June 30, 2007, the company’s rent was $ 2,500. per month with a six month expense of $ 15,000. The company shares the occupancy and rent of approximately 4,000 square feet of office and warehouse space with Meadowlands Fire, Security and Electrical Supply Co. Inc.. The company as part of the lease agreement is responsible for utilities and maintenance of the rental space. The lease expires on February 2008. The building was sold to a new owner, a new lease was signed which will expire in February of 2008.

Pension Plan

The company has a simplified Individual Retirement account which is contributory by the employees. The plan provides for matching contributions by the employer up to 3% of the employees salary. The contribution by the company as at June 30, 2007 was $ 4,261. All contributions required by the company were made as of June 30, 2007. The pension plan administrator is the GMC Group Co.

Allocation of Expenses

Vanwell Electronic’s Inc. shares its facilities with Meadowlands Fire, Security and Electrical Supply Co. Inc. As a result, Vanwell Electronics Inc. is charged and pays Meadowlands Fire, Security and Electrical Supply Co. Inc. various tenancy and operating expenses on a monthly basis. During 2007 and for prior years, it has been Meadowlands’ practice to allocate the expenses and borrowed labor to Vanwell Electronics, Inc. The amount of allocated expenses for the year ended June 30, 2007 was approximately

$ 45,000.

Income Tax Disclosure

During this review, recorded operating expenses totaling approximately $ 14,163. were voluntarily provided to the auditor to be personal expenses not expenses of Vanwell Electronic’s Inc. A review of these expenses indicated that this was correct and, accordingly, an adjustment was made to the financial statements to decrease operating expenses and increase the amount of sub-s Corporation’s shareholder’s distributions in the amount of $ 14,163. for the months ended June 30, 2007.

Income Taxes

The company has elected under the Internal Revenue Code to be taxed as Sub S Corporation. Under this method, the profit of the company is distributed the shareholders each year and the shareholder pays the federal and New Jersey taxes on the amount distributed at their appropriate tax rates. Accordingly, no federal income taxes have been accrued in the financial statements.

Shareholder Information

As at June 29, 2007, the company is 100% owned by Keith and Kathy Kesheneff. Mr. Kesheneff owns 95% and Kathy Kesheneff owns 5%.

Stock Purchase Agreement/Transfer

As of June 30, 2007, and agreement was made between the shareholders Keith and Kathy Kesheneff to transfer 100% of the outstanding capital stock to Secure Systems Inc., a wholly owned subsidiary of Somerset International Group Inc.

The deal was consummated and both parties are continuing to finalize the agreement.

Income Tax Examination

On February 17, 2006, The State of New Jersey completed an examination of the books and records of Vanwell Electronic’s Inc. for the years 2001 through 2005. Records and documents were examined in the areas of bank statements, sales invoices, purchase invoices, sales and use tax, payroll taxes, general ledgers, fixed assets and income tax returns of the company and the shareholders.

At the conclusion of the audit, a small assessment was made for use tax and withholding taxes on the company. All other areas were accepted by the auditor and not changed.

VANWELL ELECTRONICS INC.

Balance Sheet

as of June 30, 2007

ASSETS
CURRENT ASSETS
CASH- OPERATING	$500.00
ACCOUNTS RECEIVABLE	$424,747.58
ALLOWANCE FOR DOUBTFUL ACCOUNTS	$(18,800.00)
INVENTORY	$69,230.19
EST TAXES- CORP - NJ	$250.00
PREPAID INSURANCE	$30,529.89
BID DEPOSITS	$8,350.00
TOTAL CURRENT ASSETS	$514,807.66
TOTAL ASSETS	$514,807.66
LIABILITIES AND EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$30,656.18
DUE TO MEADOWLANDS	$6,300.00
TAXES PAYABLE – CORP NJ	$260.00
TAXES PAYABLE- CORP NYC	$1,000.00
TAXES PAYABLE- NJ SUI/DBL	$3,949.03
TAXES PAYABLE- FED UNEMPLOY.	$19.74
SALES TAX PAYABLE - NJ	$116.42
SALES TAX PAYABLE – NYC	$677.93
ACCRUED PAYROLL TAXES	$786.00
ACCRUED EXPENSES- ACCTG	$10,500.00
ACCRUED EXPENSES- INSURANCE	$28,046.86
ACCRUED SALARIES PAYABLE	$14,825.43
DEFERRED REVENUE	$82,797.00
TOTAL CURRENT LIABILITIES	$179,934.59
TOTAL LIABILITIES	$179,934.59
STOCKHOLDER’S EQUITY
CONTRIBUTED CAPITAL
CAPITAL STOCK	$55,000.00
PAID IN CAPITAL	$202,030.78
TREASURY STOCK	$(19,546.61)
RETAINED EARNINGS
SUB S SHAREHOLDER DISTRIBUTIONS	$(369,685.56)
RETAINED EARNINGS	$221,673.35
NET INCOME (LOSS) – Y.T.D.	$245,401.11
TOTAL STOCKHOLDER’S EQUITY	$334,873.07
TOTAL LIABILITIES & EQUITY	$514,807.66

See Accountant’s Compilation Report

VANWELL ELECTRONICS INC.

Income Statement

for the period ended June 30, 2007

SALES
SALES	$773,103.35
RETURNS AND ALLOWANCES	(1,250.00)
TOTAL SALES	771,853.35
COST OF SALES
INVENTORY- BEGINNING	50,928.00
PURCHASES	153,364.84
INVENTORY- END	(69,230.19)
TOTAL COST OF SALES	135,062.65
GROSS PROFIT	636,790.70
OPERATING EXPENSES
ADVERTISING EXPENSE	1,729.20
AUTO & TRUCK EXPENSE	13,306.05
BANK CHARGES	133.52
DUES & SUBSCRIPTIONS	457.50
DONATIONS EXPENSE	25.00
EMPLOYEE MEDICAL EXPENSE	600.00
EDUCATION EXPENSE	440.00
EMPLOYEE BUSINESS EXPENSES	11,239.42
INSURANCE- GENERAL	18,870.38
INSURANCE- MEDICAL	18,520.53
LEGAL & PROFESSIONAL FEES	14,428.32
LICENSE & PERMITS	873.25
OFFICE EXPENSE	877.24
POSTAGE EXPENSE	723.00
PAYROLL TAXES- FICA	18,337.60
PAYROLL TAXES- NJ SUI/DBL	7,672.50
PAYROLL TAXES-FED UNEMPLOYMENT	616.00
PENSION EXPENSE	4,261.00
REPAIRS & MAINTENANCE	252.39
RENT EXPENSE	15,000.00
SALARIES & WAGES EXPENSE	158,821.47
SALARIES – OFFICERS	79,071.99
SALARIES & WAGES- ACCRUED	8,325.43
SUPPLIES	41.41
TELEPHONE EXPENSE	6,410.99
TOLLS EXPENSE	751.40
UTILITIES EXPENSE	3,060.00
TOTAL OPERATING EXPENSES	384,845.59
TOTAL EXPENSES	$384,845.99
OPERATING PROFIT (LOSS)	251,945.11
OTHER INCOME (EXPENSES)
OTHER EXPENSES
DEPRECIATION- AUTO’S & TRUCKS	(717.00)
CORPORATE INCOME TAXES- NEW JERSEY	(791.00)
CORPORATE INCOME TAXES- NEW YORK	(3,752.00)
NEW YORK CITY CORP TAX EXP	(1,284.00)
TOTAL OTHER INCOME (EXPENSES)	(6,544.00)
NET INCOME (LOSS)	245,401.11

See Accountant’s Compilation Report